EXHIBIT 99.1



DANIEL M. FRIEDMAN & ASSOCIATES, INC. AND D.M.F. INTERNATIONAL LIMITED

Contents

                                                                           Page
                                                                           ----

Combined Financial Statements

     Report of Independent Registered Public Accounting Firm                 2

     Balance sheet as of December 31, 2005                                   3

     Statement of income for the year ended December 31, 2005                4

     Statement of changes in stockholders' equity for the year ended
     December 31, 2005                                                       5

     Statement of cash flows for the year ended December 31, 2005            6

     Notes to combined financial statements                                  7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Daniel M. Friedman & Associates, Inc. and D.M.F. International Limited


We have audited the accompanying combined balance sheet of Daniel M. Friedman & Associates, Inc. and D.M.F. International Limited (the "Company") as of December 31, 2005, and the related combined statements of income, changes in stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. We did not audit the financial statements of D.M.F. International Limited, which statements reflect total assets and net sales constituting 16.5% and 12.8%, respectively, of the related combined totals. Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for D.M.F. International Limited, is based solely on the report of the other auditors.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit and the report of the other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audit and the report of the other auditors, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of Daniel M. Friedman & Associates, Inc. and D.M.F. International Limited as of December 31, 2005, and the combined results of their operations and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.



Eisner LLP

New York, New York
April 6, 2006

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Daniel M. Friedman & Associates, Inc. and D.M.F International Limited


Combined Balance Sheet
December 31, 2005

ASSETS
Current assets:
     Cash and cash equivalents                                          $    186,769
     Accounts receivable - net of allowances of $261,249                   1,344,221
     Due from factor - net of allowances of $672,820                       3,546,744
     Inventories                                                           3,153,104
     Prepaid expenses                                                         41,340
     Deferred charges                                                        242,022
                                                                        ------------

         Total current assets                                              8,514,200

Property and equipment, net                                                  293,436
Deposits                                                                      61,647
                                                                        ------------

                                                                        $  8,869,283
                                                                        ============


LIABILITIES
Current liabilities:
     Accounts payable                                                   $  4,040,443
     Accrued expenses                                                      2,320,059
     Taxes payable                                                            30,291
                                                                        ------------

         Total current liabilities                                         6,390,793

Deferred rent                                                                510,777
                                                                        ------------

                                                                           6,901,570
                                                                        ------------

Commitments, contingencies and other matters (Note F)

STOCKHOLDERS' EQUITY
Common stock - no par value, 200 shares authorized, 100 shares issued
   and outstanding                                                           400,000
Retained earnings                                                          1,567,713
                                                                        ------------

                                                                           1,967,713
                                                                        ------------

                                                                        $  8,869,283
                                                                        ============

See notes to combined financial statements

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Daniel M. Friedman & Associates, Inc. and D.M.F International Limited


Combined Statement of Income
Year Ended December 31, 2005



Net sales                                                          $ 41,512,923

Cost of sales                                                        27,185,689
                                                                   ------------

Gross profit                                                         14,327,234

Commission - net                                                         30,652

Operating expenses                                                  (13,341,737)
                                                                   ------------

Income before provision for income taxes                              1,016,149

Provision for income taxes                                              111,977
                                                                   ------------

Net income                                                         $    904,172
                                                                   ============


Pro forma (unaudited) - Note E

    Income before taxes as shown above                             $  1,016,149

    Provision for federal and state income taxes assuming
        Company were taxable as a C-corporation                         433,063
                                                                   ------------

Pro forma net income                                               $    583,086
                                                                   ============


See notes to combined financial statements

Daniel M. Friedman & Associates, Inc. and D.M.F International Limited


Combined Statement of Changes in Stockholders' Equity
Year Ended December 31, 2005



                                           Common Stock
                                     ---------------------------     Retained
                                       Shares          Amount        Earnings
                                     ------------   ------------   ------------

Balance - December 31, 2004                   200   $    400,000   $    724,064

Distribution to shareholder                                             (60,523)

Net income                                                              904,172
                                     ------------   ------------   ------------

Balance - December 31, 2005                   200   $    400,000   $  1,567,713
                                     ============   ============   ============


See notes to combined financial statements

Daniel M. Friedman & Associates, Inc. and D.M.F International Limited


Combined Statement of Cash Flows
Year ended December 31, 2005

Cash flows from operating activities:
     Net income                                                    $    904,172
     Adjustments to reconcile net income to net cash provided by operating activities:
         Depreciation and amortization                                  160,108
         Deferred rent expense                                          211,298
         Changes in:
              Accounts receivable                                      (701,666)
              Due from factor                                        (2,749,798)
              Inventories                                            (1,296,002)
              Due from affiliate                                       (222,882)
              Prepaid expenses                                           38,769
              Security Deposits                                           2,849
              Accounts payable and accrued expenses                   3,837,402
              Accrued incentive compensation                             30,291
                                                                   ------------

                  Net cash provided by operating activities             214,541
                                                                   ------------

Cash flows from investing activities:
     Purchase of property and equipment                                (110,321)
                                                                   ------------

                  Net cash used in investing activities                (110,321)
                                                                   ------------

Cash flows from financing activities:
     Distribution to shareholder                                        (60,523)
                                                                   ------------

                  Net cash used in financing activities                 (60,523)
                                                                   ------------

Net increase in cash and cash equivalents                                43,697
Cash and cash equivalents - beginning of year                           143,072
                                                                   ------------

Cash and cash equivalents - end of year                            $    186,769
                                                                   ============


Supplemental disclosures of cash flow information:
     Cash paid during the year for:
         Interest                                                  $    286,997
         Income taxes                                              $     63,390


See notes to combined financial statements

DANIEL M. FRIEDMAN & ASSOCIATES AND D.M.F INTERNATIONAL LIMITED

Notes to Combined Financial Statements
December 31, 2005

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

[1]      Basis of Presentation:

         The combined financial statements include the accounts of Daniel M. Friedman & Associates, Inc. ("Daniel M. Friedman") and D.M.F. International Limited ("D.M.F") (combined referred to as the "Company"), which are affiliated through common ownership. Because of their different fiscal year ends, the financial statements of Daniel M. Friedman as of December 31, 2005 and for the year then ended, have been combined with the financial statements of D.M.F as of January 31, 2006 and for the year then ended. Daniel M Friedman provides operational and administrative services to D.M.F. for which it charges a commission fee. In addition, Daniel M. Friedman provides financial support to D.M.F. via cash advances and payments to third party factories. All significant intercompany balances and transactions have been eliminated, however, the different year-ends of the Companies resulted in "deferred charges" of $242,022 on the accompanying Combined Balance Sheet.

[2]      Organization:

         Daniel M. Friedman & Associates, Inc. is incorporated in the state of New York and is engaged in the business of importing and selling women's belts, handbags, and other accessories to retail stores throughout the United States. D.M.F. International Limited is incorporated in Hong Kong.

[3]      Use of estimates:

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

[4]      Inventories:

         Inventories, which consist of finished goods on hand and in transit, are stated at the lower of cost (first-in, first-out method) or market.

[5]      Property and equipment:

         Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation is computed utilizing the straight-line and accelerated methods based on estimated useful lives. Leasehold improvements are amortized utilizing the straight-line method over the shorter of their estimated useful lives or the remaining lease term.

         Impairment losses are recognized for long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are not sufficient to recover the assets' carrying amount. Impairment losses are measured by comparing the fair value of the assets to their carrying amount. No impairment losses have occurred for the year presented.

[6]      Advertising costs:

         The Company expenses costs of print, radio and billboard advertisements as of the first date the advertisements take place. Advertising expense was not material in 2005.

DANIEL M. FRIEDMAN & ASSOCIATES AND D.M.F INTERNATIONAL LIMITED

Notes to Combined Financial Statements
December 31, 2005

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

[7]      Revenue recognition:

         The Company recognizes revenue when products are shipped pursuant to the Company's standard terms which are freight on board (FOB) warehouse or when products are delivered to the consolidators as per the terms of the customer's purchase order. Sales reductions for anticipated discounts, allowances and other deductions are recognized when sales are recorded. Customers retain the right to replacement of the product for poor quality or improper or short shipments, which have historically been immaterial. D.M.F. International product is shipped directly from third party manufacturers, located primarily in China, to the customer's designated freight forwarder overseas. D.M.F. records revenue when title of the product transfers from the manufacturer to the customer.

[8]      Sales reductions:

         The Company supports retailers' initiatives to maximize sales of the Company's products on the retail floor by subsidizing the co-op advertising programs of such retailers, providing them with inventory markdown allowances and participating in various other marketing initiatives of its major customers. Such expenses are reflected in the financial statements as reductions to net sales. For the year ended December 31, 2005, the total reductions to net sales for these expenses was $3,412,227.

[9]      Cost of sales:

         All costs incurred to bring finished products to the Company's distribution center are included in the cost of sales line item on the Combined Statement of Income. These include purchase commissions, letter of credit fees, brokerage fees, FOB costs, custom duty, inbound freight, royalty fees, labels and product packaging. All warehouse and distribution costs are included in the operating expenses line item of the Company's Combined Statement of Income. The Company classifies all shipping costs to customers as operating expenses.

[10]     Warehouse and shipping costs:

         The Company includes all warehouse and distribution costs in the Operating Expenses line on the Combined Statements of Income. For the year ended December 31, 2005, the total Warehouse and Distribution Costs included in Operating Expenses was $902,205. The Company's standard terms of sales are "FOB warehouse" and thus the Company's wholesale customers absorb most shipping costs.

[11]     401(k) Plan:

         The Company maintains a tax-qualified, 401(k) plan which is available to each of the Company's eligible employees who elect to participate after meeting certain length-of-service requirements. The Company makes discretionary matching contributions of 25% of employees' contributions up to a maximum of 4% of employees' compensation, which vest to the employees over a period of time. Total matching contributions to the plan for 2005 was approximately $11,000.

[12]     Recently issued accounting standards:

         In November of 2004, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 151, "Inventory Costs," which amends the guidance in Accounting Research Bulletin ("ARB") No. 43, Chapter 4, "Inventory Pricing," to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs and wasted material (spoilage). This statement requires that those items be recognized as current-period charges regardless of whether they meet the criterion of "so abnormal" as stated in ARB No.
         43. Additionally, SFAS 151 requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. The Company is required to adopt the provision of SFAS No. 151 in the first quarter of 2006. The Company does not expect SFAS 151 to have a material impact on its consolidated results of operations or financial condition.

DANIEL M. FRIEDMAN & ASSOCIATES AND D.M.F INTERNATIONAL LIMITED

Notes to Combined Financial Statements
December 31, 2005

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

[12]     Recently issued accounting standards:

          In November of 2004, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 151, "Inventory Costs," which amends the guidance in Accounting Research Bulletin ("ARB") No. 43, Chapter 4, "Inventory Pricing," to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs and wasted material (spoilage). This statement requires that those items be recognized as current-period charges regardless of whether they meet the criterion of "so abnormal" as stated in ARB No.
         43. Additionally, SFAS 151 requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. The Company is required to adopt the provision of SFAS No. 151 in the first quarter of 2006. The Company does not expect SFAS 151 to have a material impact on its consolidated results of operation or financial condition.

         In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections - A Replacement of APB Opinion No. 20 and FASB Statement No. 3" ("SFAS 154"). SFAS 154 applies to all voluntary changes in accounting principle and to changes required by an accounting pronouncement that does not include a specific transition provision. This statement requires retrospective application to prior periods' financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.

NOTE B - PROPERTY AND EQUIPMENT

The major classes of assets and accumulated depreciation and amortization are as follows:


         Leasehold improvements                           $    314,724
         Machinery and equipment                               130,397
         Computer equipment                                    120,787
                                                          ------------

                                                               565,908
         Less accumulated depreciation and amortization       (272,472)
                                                          ------------

         Property and equipment - net                     $    293,436
                                                          ============

NOTE C - DUE FROM FACTOR

Under the terms of its factoring agreement, the Company may request advances from the factor up to 85% of aggregate receivables purchased by the factor at an interest rate equal to the prime rate (as defined in the agreement). The Company also pays a fee equal to 0.65% of the gross invoice amount of each receivable purchased. In March 2006, the fee was reduced to 0.45%. The Company sells and assigns a substantial portion of its receivables, principally without recourse, to the factor. The factor maintains a lien on all of the Company's receivables and inventory and assumes the credit risk for all assigned accounts approved by them with certain restrictions.

A "factored" sale (whether "with" or "without" recourse) is substantially the same as a non-factored sale and the Company accounts for its factored sales/receivables in the same manner as its non-factored sales/receivables. The factor services the collection of the Company's accounts receivable. Funds collected by the factor are applied against advances owed to the factor (if any), and the balance is due and payable to the Company, net of any fees. The allowance against "due from factor" is an estimated provision for markdowns, allowances, discounts, advertising and other deductions that customers may deduct against their payments.

DANIEL M. FRIEDMAN & ASSOCIATES AND D.M.F INTERNATIONAL LIMITED

Notes to Combined Financial Statements
December 31, 2005

NOTE D - OPERATING LEASES

In January 2004, the Company entered into a 10 year lease agreement and relocated its offices to a new premises. The Company was obligated to the terms under the lease of its former location which expired on November 30, 2005. Future minimum annual lease payments under its new lease consist of the following at December 31:

                   2006                             $338,900
                   2007                              347,400
                   2008                              356,100
                   2009                              365,000
                   2010                              394,000
                   Thereafter                      1,694,000
                                                  ----------

                                                  $3,495,400
                                                  ==========

Rent expense for the year ended December 31, 2005 was approximately $510,365.

Rent expense is calculated by amortizing total rental payments (net of any rental abatements, construction allowances and other rental concessions), on a straight-line basis, over the lease term. Accordingly, rent expense charged to operations differs from rent paid resulting in the Company recording of deferred rent.

NOTE E - INCOME TAXES

The Company has elected to be treated as an "S" Corporation for federal and state income tax purposes and accordingly, other than the New York City and Pennsylvania corporate income taxes, no provision for such taxes are included in the financial statements. Pro forma net income is presented on the accompanying combined statement of income as if the Company was taxable as a C-corporation and provided for federal and state income taxes.

NOTE F - COMMITMENTS, CONTINGENCIES AND OTHER MATTERS

[1]      Royalty agreements:

         The Company has entered into several license agreements under which the Company has the right to use the various licensors trademarks in connection with the sale and marketing of women's belts, handbags and other accessories throughout the United States. These agreements, which expire at various times through December 31, 2007, require the Company to pay a royalty equal to a percentage of net sales and a minimum royalty in the event that specified net sales targets are not achieved.

         Royalty expenses are included in the "operating expenses" section of the Company's combined statement of income. Aggregate minimum future royalties under these agreements are as follows:

                            Year Ending
                            December 31,
                        ---------------------

                            2006                   $  948,750
                            2007                      260,000
                                                   ----------

                                                   $1,208,750
                                                   ==========

DANIEL M. FRIEDMAN & ASSOCIATES AND D.M.F INTERNATIONAL LIMITED

Notes to Combined Financial Statements
December 31, 2005

NOTE F - COMMITMENTS, CONTINGENCIES AND OTHER (CONTINUED)

[2]      Concentrations:

         The Company maintains cash and cash equivalents with various major financial institutions which at times are in excess of the amount insured.

         During the year ended December 31, 2005, the Company purchased approximately 75% of its inventory from China.

         Sales to one customer accounted for 18% of total net sales for the year ended December 31, 2005.

NOTE G - FOREIGN OPERATIONS

Assets and liabilities of the affiliate located in Hong Kong as of January 31, 2006 included in the Combined Financial Statements as of December 31, 2005 are as follows:

               Current assets / Total assets         $  1,466,566
                                                     ============

               Liabilities                           $    317,753
                                                     ============

               Amount due to an affiliated company   $  1,021,553
                                                     ============

               Equity                                $    127,260
                                                     ============

               Net Sales                             $  5,301,769
                                                     ============

               Net Income                            $     86,740
                                                     ============

NOTE H - SUBSEQUENT EVENT

On February 7, 2006, Steven Madden, Ltd. ("Madden") acquired all of the equity interest of the Company. The acquisition was completed for $18 million in cash and includes certain earn out provisions based on financial performance through 2010. In October of 1998, the Company entered into a license agreement with Madden for the design, manufacture and distribution of women's belts in the United States and Canada. This agreement expired on June 30, 2005. On July 14, 2005, the Company entered into a new license agreement with Madden for the design, manufacture and distribution of handbags, women's belts, wallets and other small leather goods. This agreement was cancelled on February 7, 2006, in connection with the Madden acquisition.

Pursuant to the sale of the Company's stock, the Company entered into employment agreements with several key executives which expire between December 31, 2008 and December 31, 2010. The agreements provide for annual bonuses based upon the Company achieving certain financial goals. Base salary commitments for these executives are as follows:

                         2006                $ 1,433,423
                         2007                  1,612,000
                         2008                  1,632,000
                         2009                    950,000
                         2010                    950,000
                                             -----------

                                             $ 6,577,423
                                             ===========